Exhibit 99.1

Consent of Independent Certified Public Accountants

We have issued our report dated January 26, 2004, accompanying the consolidated financial statements of Newton Financial Corporation included in a Current Report on Form 8-K of Lakeland Bancorp, Inc. dated July 15, 2004. We hereby consent to the incorporation by reference of said report in the Registration Statements of Lakeland Bancorp, Inc. on Form S-3 (File No. 333-87306, effective May 1, 2002 and File No. 333-89723, effective October 27, 1999) and on Form S-8 (File No. 333-34296, effective April 7, 2000 and File No. 333-89051, effective October 27, 1999.)

/s/    Nisivoccia & Company LLP

Newton, New Jersey

July 12, 2004